United States Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934

December 31, 2014

Date of Report

OAKRIDGE GLOBAL ENERGY SOLUTIONS, INC.

(Exact name of Registrant as specified in its Charter)

Colorado	000-50032	94-3431032
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

3046 E. Brighton Place

Salt Lake City, Utah  84121

 (Address of Principal Executive Offices)

(801) 201-7635

(Registrant’s Telephone Number, including area code)

N/A

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

REFERENCES

In this Current Report, references to “Oakridge Global Energy Solutions, Inc.,” “Oakridge,” the “Company,” “we,” “our,” “us” and words of similar import refer to Oakridge Global Energy Solutions, Inc., the Registrant.  Oak Ridge Micro-Energy, Inc., our wholly-owned Nevada subsidiary, which holds all of our patents, patents pending and proprietary and other rights to our thin film battery technology, is referred to herein as “Oak Ridge Nevada,” and is also included in the references to “Oakridge,” the “Company,” “we,” “our” and  “us.”

FORWARD-LOOKING STATEMENTS

This Current Report contains certain forward-looking statements, and for this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements.  Without limiting the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “estimate,” “continue” or comparable terminology are intended to identify forward-looking statements.  These statements by their nature involve substantial risks and uncertainties, and actual results may differ materially depending on a variety of factors, many of which are not within our control.  These factors include, among others, but are not limited to:

-

economic conditions generally in the United States and internationally, and in the markets and industries in which we have and may participate in the future;

-

our ability to obtain sufficient funding to continue to pursue our business plan;

-

our ability to perform our obligations under our loan agreements;

-

competition within our chosen markets and industries;

-

the state of our technology and technological advances and plans and our failure to successfully develop, compete in and finance our current and intended business operations;

-

trends affecting our limited manufacturing capabilities;

-

our ability to meet customer demands;

-

our ability to implement a long-term business strategy that will be profitable or generate sufficient cash flow;

-

our need for future additional financing;

-

trends affecting the commercial acceptability of our products;

-

our ability to protect and enforce our current and future intellectual property; and

-

our business and growth strategies.

We believe that it is important to communicate our future expectations to investors and shareholders. However, there may be events in the future that we are not able to accurately predict or control, including uncertainties and events that may cause our actual results to differ materially from the expectations we have described in our forward-looking statements. Except as required by law, we undertake no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.  All forward-looking statements should be considered in light of our reports and registration statements filed in the Edgar Archives of the United States Securities and Exchange Commission (the “SEC”).

Item 1.01 Entry into a Material Definitive Agreement.

See Item 3.02 below.

Item 3.02 Unregistered Sales of Equity Securities.

We accepted a Private Placement Subscription Agreement dated and approved December 31, 2014 (the “Subscription Agreement”), from Precept Fund Management SPC (“Precept”), of Ground Floor, Harbour Centre, 42 North Church Street, George Town, Grand Cayman KY1-1110, Cayman Islands, for and on behalf of Prescient Fund Segregated Portfolio (“Prescient SP”), to purchase 1,000,000 shares of our $0.001 par value common stock comprised of “restricted securities” as defined in Rule 144 of the SEC.  The aggregate purchase price was US$200,000, or US$0.20 per share.  The Subscription Agreement was paid in full on January 6, 2015.  Prior to the subscription for these shares, Precept, for and on behalf of Precept Fund Segregated Portfolio (“Precept Fund”), which owned 11,000,000 shares of our common stock, and Precept, for and on behalf of Prescient SP, which owned 130,413,888 shares of our common stock, owned or controlled 141,413,888 shares of our common stock or approximately 91.45% of our outstanding voting securities.  Stephen J. Barber was also issued 750,000 shares pursuant to a grant under the our 2014 Equity Incentive Plan, effective December 31, 2014, and has sole voting and beneficial ownership over these 750,000 shares. See Item 8.01 below.  Stephen J. Barber is our Executive Chairman and CEO and a director, and is the 100% beneficial owner and a director of Precept Asset Management Limited, also of Ground Floor, Harbour Centre, 42 North Church Street, George Town, Grand Cayman KY1-1110, Cayman Islands (“PAML”), which is the investment manager of Precept.  While PAML, as investment manager, plays an important role as advisor of Precept, the corporate governance mechanism put in place in the investment management agreement does not allow the investment manager to exercise control over Precept and Oakridge shares held by Precept for or on behalf of Precept Fund and Prescient SP. The reason being that Prince Michael Foundation (“PMF”), through its indirect holding of all the management shares (voting, non-participating shares) of Precept, is, at any time, ultimately in control over Precept and the Oakridge shares held by Precept for and on behalf of Precept Fund and Prescient SP. It is particularly noteworthy, that the investment manager has no general power of attorney to vote the Oakridge shares held by Precept for and on behalf of Precept Fund or Prescient SP at the shareholders’ meetings of Oakridge; instead, for each shareholders’ meeting of Oakridge, the investment manager requires a specific power of attorney, which is granted by resolution of the Board of Directors of Precept (which implies that Precept agrees with the investment manager’s specific suggestion regarding the exercising of the voting rights). In addition, PMF can terminate the investment management agreement with PAML and thereby cut any influence of the investment manager on the Oakridge shares held by Precept for and on behalf of Precept Fund or Prescient SP.  For addition information about the Subscription Agreement, see Exhibit 10.1 in Item 9.01.

These shares were offered and sold in reliance on the exemption from registration provided in Regulation S promulgated by the SEC under the Securities Act of 1933, as amended (the “Securities Act”).

Item 8.01 Other Events.

(i)

At September 30, 2014, Expedia Holdings Limited (“Expedia”), one of our creditors, was owed a principal balance of $2,000,000, plus interest of $30,246.58 to such date, on our loan from Newmark Investments Limited (the “Newmark Loan”).  Expedia is a founder, the beneficial owner and is the successor of Newmark, by assignment of the Newmark Loan on January 16, 2014, and under an amended Loan Agreement between the Company and Expedia dated February 24, 2014, together with related security agreements.  The due date of the principal and interest under the Loan Agreement had been extended to December 31, 2014, and the parties have agreed to extend such Loan Agreement due date to February 28, 2015, effective December 31, 2014.  Additional information about the Loan Agreement is contained in our 10-K Annual Report for the year ended December 31, 2013, and in our Definitive Information Statement filed with the SEC on October 14, 2014, under the caption “Voting Securities and Principal Holders Thereof.”  See Item 9.01.

(ii)

On December 23, 2014, the Board of Directors resolved to grant and issue 2,675,000 shares of our common stock, effective December 31, 2014, which were part of our shares of common stock reserved for issuance under our 2014 Equity Incentive Plan, to 13 employees and three executive officers.  The shares issued to employees were valued at $0.41 or the closing market price of our shares on the OTCBB on December 22, 2014, the date immediately preceding the date of the grants.  750,000 of these shares of our common stock were issued to Stephen J. Barber, our Executive Chairman, CEO and a director; 1,025,000 shares to Larry Lee Arrowood, our President (500,000 of these shares do not fully vest until June 1, 2015); and 525,000 shares to Mark L. Meriwether, our Vice President, Secretary and a director.  These shares were valued at $0.451 per share, which was 110% of closing market price of our shares on the OTCBB on December 22, 2014, as required by the 2014 Equity Incentive Plan, or the date immediately preceding the date of the grants.

All shares reserved for issuance under our 2014 Equity Incentive Plan have been registered with the SEC on Form S-8, which was filed with the SEC on September 25, 2014, and which became effective on such date.  A copy of our 2014 Equity Incentive Plan was filed as an Exhibit to such registration statement.  For additional information, see Item 9.01.

Item 9.01 Financial Statements and Exhibits.

Exhibits:

Exhibit No.*

Description of Exhibit*

10.1

Subscription Agreement dated December 31, 2014

10.2

Expedia Holdings Limited Extension Agreement

*10-K Annual Report for the year ended December 31, 2013, which was filed with the SEC on April 15, 2014.

*8-K Current Report dated October 31, 2014, which was filed with the SEC on November 6, 2014.

*Definitive Information Statement, which was filed with the SEC on October 14, 2014.

*S-8 Registration Statement, which was filed with the SEC on September 25, 2014.

2014 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

OAK RIDGE ENERGY TECHNOLOGIES, INC.

Date:	January 7, 2015	By:	/s/ Mark Meriwether
Mark Meriwether
Vice President, Secretary and Director

4